Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – March

Innovator U.S. Equity Power Buffer ETF™ – March

Innovator U.S. Equity Ultra Buffer ETF™ – March

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated March 1, 2022

February 21, 2023

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period for each Fund will end on February 28, 2023, and each Fund will commence a new outcome period that will begin on March 1, 2023 and end on February 29, 2024. Each Fund’s Cap will not be determined until the start of the new Outcome Period on March 1, 2023. As of February 17, 2023, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – March	BMAR	19.43% – 25.30% (18.64% – 24.51% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – March	PMAR	14.24% – 16.29% (13.45% – 15.50% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – March	UMAR	12.35% – 15.07% (11.56% – 14.28% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference